Short-term bank loans	12 Months Ended
Dec. 31, 2015
Loans Payable [Member]
Short-term Debt [Line Items]
Short-term Debt [Text Block]
Note 10 – Short-term bank loans

On January 8, 2014, the Company entered into a loan agreement with Bank of China, Lishui Branch to borrow RMB 13 million (equivalent of $2,117,700) for working capital needs. The loan was due on January 7, 2015 with an annual interest rate of 6.9%. The Company pledged the factory buildings and land use rights as collateral for the loan. The loan was repaid on January 7, 2015.

On May 13, 2015, the Company entered into a new loan agreement with Bank of China, Lishui Branch to borrow RMB 14.8 million (equivalent of $2,280,680) for working capital needs. The loan is due on May 12, 2016 with a floating interest rate (6.9% for current period average). The loan is guaranteed by a non-related third party, Ms. Yefang Zhang and Mr. Zhengyu Wang, the major shareholder and the principal officer of the Company.

On August 17, 2015, Tantech Bamboo entered into a new loan agreement with Shanghai Pudong Development Bank, Lishui Branch to borrow RMB 20 million (equivalent of $3,082,000) for working capital needs. The loan is due on August 16, 2016 with an annual interest rate of 6.305%. The loan is guaranteed by Tantech Energy, Ms. Yefang Zhang, Mr. Zhengyu Wang and Zhejiang Forasen Group Co., Ltd., a related party.

On December 16, 2015, Tantech Bamboo entered into a new loan agreement with Bank of China, Lishui Branch to borrow RMB 20 million (equivalent of $3,082,000) for working capital needs. The loan is due on June 17, 2016 with an annual interest rate of 5.66%. The Company pledged the factory buildings and land use rights as collateral for the loan. The loan is also guaranteed by Mr. Zhengyu Wang and Lishui Jiuanju Trading Co., Ltd., a related party.